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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statement Nos. 33-81128, 33-81116, 33-84632 and 33-81450 of Universal Forest Product, Inc. on
Form S-8 of our report dated January 29, 2001, appearing in and incorporated by reference in this Annual Report on Form 10-K of Universal Forest Products, Inc. for the fiscal year ended December 30, 2000.


/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
Grand Rapids, Michigan
March 28, 2001